UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 8, 2023, Avista Corporation (Avista Corp. or the Company) amended its committed line of credit facility, increasing the aggregate amount available from $400 million to $500 million.

The amendment also extended the expiration date to June 8, 2028, and provides for two possible additional extensions of one year each. The amendment also replaced the London interbank offered rate (LIBOR) provisions with Secured Overnight Financing Rate (SOFR) provisions.

The Company's obligations under the committed line of credit agreement are secured by $500 million in principal amount of non-transferable first mortgage bonds of the Company, bearing interest at a nominal rate of 12 percent, issued to the agent bank. Principal and interest in these bonds would become due and payable only in the event, and then only to the extent, that the Company defaults on its obligations under the committed line of credit.

The amendment to the committed line of credit facility did not change the covenants in the agreement, which include the covenant not to permit the ratio of “consolidated total debt” to “consolidated total capitalization” of Avista Corp. to be greater than 65 percent at any time, or the events of default, which include a change in control (as defined in the agreement) and a cross-default from other indebtedness, all of which are customary.

On June 8, 2023, the Company also terminated the $100 million line of credit that was originally to expire on November 30, 2023.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
4.1	Sixty-eighth Supplemental Indenture, dated as of June 1, 2023.
10.1

Fifth Amendment to Credit Agreement, dated as of June 8, 2023, among Avista Corporation, the lending financial institutions, U.S. Bank National Corporation and Wells Fargo Bank National Association as issuing banks, and MUFG Bank, LTD. as Administrative Agent.

10.2	Bond Delivery Agreement, dated as of June 8, 2023, between Avista Corporation and Union Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Corporation
(Registrant)

Date:	June 12, 2023	By:	/s/ Kevin J. Christie
Senior Vice President, Chief Financial Officer, Treasurer and Regulatory Affairs Officer